PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Interest receivable	$ 8,392	$ 1,168
Prepaid marketing and promotion fee	1,335
Advance to suppliers	1,260	455
VAT rebate receivable	1,126	2,009
Prepaid rental and rental deposits	903	1,557
Advances to employees	344	663
Inventory	222	28
Other prepaid expenses	2,618	1,960
Total	$ 16,200	$ 7,840